--------------------------------------------------------------------------------
                                                     WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

508592

                              PARTNERS VALUE FUND

                                  SEMI-ANNUAL

                                     REPORT

                                 JUNE 30, 1999

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                           800-232-4161 (INFORMATION)
                            800-773-6472 (AUTOMATED)
                            402-391-2125 (FACSMILE)

                               WWW.WEITZFUNDS.COM

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 1999, calculated in accordance with SEC standardized formulas.

PERIOD ENDED   PARTNERS II     S&P 500
-------------  ------------  -----------
12/31/83              9.9%         4.2%+
12/31/84             14.5          6.3
12/31/85             40.7         31.7
12/31/86             11.1         18.7
12/31/87              4.3          5.3
12/31/88             14.9         16.5
12/31/89             20.3         31.6
12/31/90             -6.3         -3.1
12/31/91             28.1         30.2
12/31/92             15.1          7.6
12/31/93             23.0         10.1

PERIOD ENDED                         PARTNERS VALUE    S&P 500
-----------------------------------  --------------   ---------
12/31/94                                   -9.0%           1.3%
12/31/95                                   38.7           37.5
12/31/96                                   19.2           22.9
12/31/97                                   40.6           33.4
12/31/98                                   29.1           28.6
6/30/99                                    18.3           12.4++

Cumulative                              1,455.6        1,277.2

Average Annual Compound Growth
  (Since inception June 1, 1983)           18.6           17.7

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 1999, was 23.4%, 28.1%, and 19.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividend.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 6/1/83 through 12/31/83
++Return is for the period 1/1/99 through 6/30/99

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND

                       JUNE 30, 1999 - SEMI-ANNUAL REPORT

                                                                    July 9, 1999

Dear Fellow Shareholder:

      The 2nd quarter of 1999 was a good one for the Partners Value Fund. Our total return, after deducting expenses, was +9.4% vs. +7.0% for the S&P 500. This brings our gain for the first six months to +18.3% vs. +12.4% for the S&P.

      The table below shows the fund's returns over various intervals, and compares it to the performances of the S&P 500 (very large companies), the Russell 2000 (an index of smaller company stocks), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assume reinvestment of dividends and are calculated after deducting expenses.

                                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                             -----------  -----------  -----------  ------------
PARTNERS VALUE FUND                               23.4%        32.5%        28.1%         19.2%
S&P 500 Index                                     22.8         29.1         27.9          18.7
Russell 2000 Index                                 1.5         11.2         15.4          12.4
Average Growth and Income Fund                    14.5         21.8         21.9          15.4

PORTFOLIO REVIEW

      During the quarter, net cash flows into the fund remained heavy and the new cash was added primarily to existing positions in banks and other financial services stocks. As a result, the names in the portfolio will look very familiar, with HEAVY emphasis on financials, media, and telecommunications. The percentage of assets in each area has shifted, however, with financial stocks now accounting for over 30% of the portfolio. Cash (and other reserves) rose slightly to 37%.

      In the financials category, we added heavily to our holdings of Sallie Mae, Countrywide Credit, Berkshire Hathaway, and Washington Mutual. (We also bought Long Beach Financial as a way of buying Washington Mutual at a 7% discount, on the assumption that their proposed merger will be completed.) These companies have solid long-term growth prospects, and each was available at a discount to its business value because of what we think are temporary or misplaced investor fears.

      We also made Citizens Utilities a "top 10" position during the quarter. Citizens is in the process of dramatically increasing the size of its telephone business, while selling its valuable but slower-growing electric, gas, and water utility operations. We began buying Citizens at $8, believing that its business value was at least $16 (and growing), and we hope that we have the opportunity to add to this position at reasonable prices over time. Although Citizens is currently labeled a "utility" company, it will probably belong in the "telecommunications" category in the future.

      These second quarter additions are solid, growing, but rather defensive investments. They, along with our (still) large cash position, betray the fact that my expectations for near-term performance are very modest. What counts, though, is total return over the next several years, and I feel very good about the long-term prospects for our companies.

SHAREHOLDER MEETING

      On May 26, about 450 investors attended our annual shareholder information meeting and asked some very good questions. We did not make a transcript of the Q&A session, but I thought this letter might be a good place to answer some of the questions that came up at the meeting (plus some that are frequently asked by callers).

IS THE CHANGE IN TRANSFER AGENT SYSTEMS GOOD NEWS FOR SHAREHOLDERS?

      There are pluses and minuses, but I think the answer is clearly "yes, it's good news." Our previous system was relatively unsophisticated, which allowed us to over-ride it to provide clients with certain services that were unique in the industry (though very inefficient to perform). We enjoyed being different and surprising clients with these "extras." However, we wanted to be able to offer new features, such as automated telephone access to account information and statements that could show multiple accounts. We also needed a more powerful computer system and stronger technical support, both for disaster recovery and Y2K compliance and for developing new services and products. Finally, we needed a system that could reliably accommodate our expanded client roster. Hence the change.

      The new system is more sophisticated, and we expect that it will allow us to provide better service, with better quality control, at a very reasonable cost. In the meantime, the process of converting files from the old system to the new is taking an enormous amount of staff energy. There have also been occasional glitches that have annoyed some shareholders, and that is harder on the staff than the long hours, because we do not like to disappoint clients.

      We are confident that our selection of the DST system was a good decision and that both clients and staff will be happy about the change ... hopefully soon. In the meantime, thanks for your patience.

VALUE VS. GROWTH -- WHAT'S THE DIFFERENCE?

      The words "value" and "growth" mean different things to different people. For some, including many journalists, value stocks are cyclical, capital intensive, heavy industry or extractive businesses that sell at low price-to-earnings (P/E) or low price-to-book value (P/BV) ratios, while growth stocks are those whose earnings are growing so fast that an investor can safely pay almost any price for them. To these observers, value and growth are opposite poles, and investment managers can be categorized according to which variety of stocks they buy.

      When pressed to distinguish between value and growth investing, we describe value investing as buying predictable businesses at a DISCOUNT to what they are worth today, based on their current operations and very likely future prospects -- "bird in the hand" investing. By contrast, growth stock investing might be described as paying a PREMIUM today for business value that MIGHT develop in the future -- "two birds in the bush" investing. In both cases, future growth in earnings is an important consideration, and the distinction is more about price sensitivity and the need for predictability than rigid classifications of types of stocks.

      The debate over definitions is much more important to consultants and the financial press, who feel the need to make generalizations, than it is to investors who ought to focus on what they want to pay to be a minority owner in a particular business.

WILL THE PARTNERS VALUE FUND BE SAFER THAN OTHER STOCK FUNDS IN A BEAR MARKET?

      In a bear market, most stocks go down together. When margin borrowers are being forced to sell, mutual fund managers are selling to accommodate redemptions, and many investors are scared value considerations are secondary. The fact that we think our stocks are cheap will make no difference. If our cash position remains large, it will cushion the fund in a decline. However, the concentration of our portfolio in a few industries may make it more volatile and more susceptible to weakness in those particular industries.

      We do not try to guess when the market will go up or down (and we hope market timers will not use our fund). By owning strong companies with good long-term prospects, we hope to avoid PERMANENT losses, but there is nothing about our fund that will protect it from temporary, but sharp, declines in a bear market.

DO WE OWN INTERNET STOCKS? HOW WILL THE INTERNET AFFECT OUR COMPANIES?

      The Internet will have a huge impact on our lives and our companies. The trouble with "cashing in" on these changes is that the long-term impacts are totally unpredictable (at least to me), and some of the changes will be very harmful to corporate profits. In fact, the next bear market for stocks may be caused by an "e-commerce"-induced profit squeeze.

      We cannot begin to predict whether companies such as Yahoo, Amazon, Lycos, and eBay, which are identified as "Internet Stocks," will prosper (or even survive), so they are not candidates for our portfolio. Hardware and software companies visibly involved in "building" the Internet are very expensive, and will need to successfully "re-invent" themselves regularly -- so they are also too unpredictable for us. The closest company we have to a direct play is Liberty Media, which holds venture capital investments in many Internet companies and has been creative about monetizing its investments.

      A few of these stocks will probably be big winners, but as value investors, insisting on a reasonably predictable future, we will forego our chance to win the Internet lottery in the interest of avoiding large permanent losses on the stocks that do not live up to speculators' expectations.

      As for the companies we do own, we are both excited and concerned about how they will use the Internet to increase revenues, cut expenses, and develop new products and distribution channels. Nearly all industries are becoming more competitive as new "virtual" companies enter markets. Price cutting is being used as a primary competitive weapon, and comparison-shopping is becoming much easier. A common result is shrinking profit margins. Some of our companies are being very innovative, while others have work to do. Assessing the impact of the Internet will be an ongoing challenge for us as we do our research.

AN INVITATION TO SHAREHOLDERS

      As we continue our conversion to the new transfer agent system, we want to make sure you understand the new procedures and that you know how to take advantage of the new features. Please call or send us a note if we can help make the new system more user-friendly.

                                                        Sincerely,

                                                        /s/ WALLACE R. WEITZ

                                                        Wallace R. Weitz
                                                        President, Portfolio
                                                        Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 62.7%
              AUTO SERVICES -- 0.3%
     173,000  Insurance Auto Auctions, Inc.*                                     $  2,024,761      $  2,789,625
                                                                                 ------------      ------------

              BANKING -- 7.5%
      28,000  Astoria Financial Corp.                                               1,060,368         1,230,250
     382,000  Commercial Federal Corp.                                              8,805,751         8,857,625
      80,000  East West Bancorp, Inc.                                                 732,500           805,000
      20,000  First Federal Bankshares, Inc.                                          200,000           193,750
     154,000  First Place Financial Corp.*                                          1,645,625         1,896,125
     766,800  Golden State Bancorp, Inc.*                                          14,976,529        16,869,600
     192,900  Greenpoint Financial Corp.                                            6,064,094         6,329,531
      25,000  Roslyn Bancorp, Inc.                                                    430,000           429,687
      70,000  South Jersey Financial Corp. Inc.*                                      759,006           980,000
     100,000  Troy Financial Corp.*                                                   994,436         1,043,750
     108,000  Virginia Capital Bancshares, Inc.                                     1,387,313         1,647,000
     497,300  Washington Mutual, Inc.                                              18,379,295        17,591,987
                                                                                 ------------      ------------
                                                                                   55,434,917        57,874,305
                                                                                 ------------      ------------
              CABLE TELEVISION -- 4.3%
      64,000  Adelphia Communications Corp. CL A*                                     485,512         4,072,000
     453,000  Century Communications Corp. CL A*                                    2,639,636        20,838,000
      60,000  Comcast Corp. Special CL A                                              268,805         2,306,250
      80,000  MediaOne Group, Inc.*                                                 1,340,420         5,950,000
                                                                                 ------------      ------------
                                                                                    4,734,373        33,166,250
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 1.4%
     200,000  American Classic Voyages Co.*                                         3,220,347         4,800,000
     105,000  Lab Holdings, Inc.                                                    2,768,122         1,456,875
       6,650  Lady Baltimore Foods, Inc.                                              212,725           410,637
     747,500  Protection One, Inc.                                                  3,938,290         4,017,812
                                                                                 ------------      ------------
                                                                                   10,139,484        10,685,324
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.0%
      40,000  Fannie Mae                                                              759,888         2,735,000
      50,000  Freddie Mac                                                             138,785         2,900,000
     556,000  SLM Holding Corp.                                                    19,832,093        25,471,750
                                                                                 ------------      ------------
                                                                                   20,730,766        31,106,750
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              FINANCIAL SERVICES -- 10.5%
   1,001,000  Allied Capital Corp.                                               $ 18,218,541      $ 24,024,000
      25,000  American Express Co.                                                    660,934         3,253,125
          75  Berkshire Hathaway, Inc. CL A*                                        1,163,348         5,167,500
       4,412  Berkshire Hathaway, Inc. CL B*                                       10,105,946         9,882,880
     115,000  Healthcare Financial Partners, Inc.                                   2,630,949         3,938,750
     751,000  Imperial Credit Industries, Inc.*                                    10,380,152         5,327,406
     303,000  The PMI Group, Inc.                                                  13,165,488        19,032,187
      20,000  PS Group Holdings, Inc.                                                 104,200           218,750
     442,100  United Asset Management Corp.                                        10,400,655        10,057,775
      60,000  United Panam Financial Corp.*                                           607,346           195,000
                                                                                 ------------      ------------
                                                                                   67,437,559        81,097,373
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.0%
     270,100  Data Transmission Network Corp.*                                      6,017,754         7,596,562
     175,000  Intelligent Systems Corp.*                                              164,183           525,000
                                                                                 ------------      ------------
                                                                                    6,181,937         8,121,562
                                                                                 ------------      ------------
              LODGING AND GAMING -- 3.1%
     145,000  Harrah's Entertainment, Inc.*                                         2,120,444         3,190,000
     430,000  Hilton Hotels Corp.                                                   5,191,782         6,100,625
     203,000  Mandalay Resort Group*                                                2,601,553         4,288,375
   1,085,000  Park Place Entertainment Corp.*                                       6,731,752        10,510,937
                                                                                 ------------      ------------
                                                                                   16,645,531        24,089,937
                                                                                 ------------      ------------
              MEDIA AND ENTERTAINMENT -- 6.3%
     895,200  AT&T Corp. - Liberty Media Group A*                                  11,715,460        32,898,600
      57,165  Chris-Craft Industries, Inc.*                                         2,353,719         2,693,901
      23,000  Daily Journal Corp.*                                                    231,501           853,875
     333,000  Valassis Communications, Inc.*                                        5,743,634        12,196,125
                                                                                 ------------      ------------
                                                                                   20,044,314        48,642,501
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 6.2%
     678,700  Countrywide Credit Industries, Inc.                                  25,282,583        29,014,425
     173,000  Franchise Mortgage Acceptance Co.*                                    1,602,670         1,513,750
     781,000  Long Beach Financial Corp.                                           10,960,618        11,470,938
     128,000  New Century Financial Corp.*                                          1,262,250         2,320,000
     322,000  Resource Bancshares Mtg. Grp., Inc.                                   4,096,395         3,300,500
      85,882  WMF Group, Limited*                                                     601,423           536,763
                                                                                 ------------      ------------
                                                                                   43,805,939        48,156,376
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              PRINTING SERVICES -- 0.2%
     112,300  Mail-Well Inc.                                                     $  1,504,402      $  1,817,856
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 1.1%
     366,200  Catellus Development Corp.*                                           4,629,481         5,676,100
     114,600  Forest City Enterprises, Inc. CL A                                    2,050,180         3,208,800
      10,000  Syntroleum Corp.*                                                        31,917            89,375
                                                                                 ------------      ------------
                                                                                    6,711,578         8,974,275
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.6%
     400,000  Capital Automotive REIT                                               4,654,203         5,300,000
     400,000  Dynex Capital, Inc.                                                   1,803,500           800,000
     407,830  Fortress Investment Corp.                                             8,037,274         6,933,110
     245,500  Hanover Capital Mortgage Holdings, Inc.                               3,709,440         1,319,563
      24,000  Healthcare Financial Partners Units**                                 2,400,000         2,400,000
     190,000  Imperial Credit Commercial Mtg. Inv. Corp.                            1,700,500         2,054,375
     367,300  NovaStar Financial, Inc.                                              6,013,405         2,341,538
     423,952  Redwood Trust, Inc.                                                   9,571,344         7,021,705
                                                                                 ------------      ------------
                                                                                   37,889,666        28,170,291
                                                                                 ------------      ------------
              RESTAURANTS -- 0.3%
     115,000  CBRL Group, Inc.                                                      2,083,750         1,990,938
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 8.7%
      84,900  Alltel Corp.                                                          2,046,370         6,070,350
     241,400  Cellular Communications of Puerto Rico*                               2,359,495         6,879,900
     126,564  Centennial Cellular Corp. CL A*                                       1,750,211         4,508,843
     157,900  Corecomm, Limited*                                                    1,350,198         7,618,675
     427,000  Telephone and Data Systems, Inc.                                     18,709,949        31,197,688
     205,400  United States Cellular Corp.*                                         7,109,621        10,988,900
                                                                                 ------------      ------------
                                                                                   33,325,844        67,264,356
                                                                                 ------------      ------------
              UTILITIES -- 4.2%
   1,797,000  Citizens Utilities Co. CL B                                          17,538,977        19,991,625
     466,000  Western Resources Inc.                                               12,198,995        12,407,250
                                                                                 ------------      ------------
                                                                                   29,737,972        32,398,875
                                                                                 ------------      ------------
                      Total Common Stocks                                         358,432,793       486,346,594
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              WARRANTS -- 0.0%
     399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00              $     31,211      $     49,938
     370,000  NovaStar Financial, Inc., Expiring 2/03/01                              185,000           185,000
                                                                                 ------------      ------------
                                                                                      216,211           234,938
                                                                                 ------------      ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.5%
     500,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative                   3,500,000         3,500,000
                                                                                 ------------      ------------


     FACE
    AMOUNT
  ----------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 2.6%
  $3,000,000  U.S. Treasury Note 5.50% 3/31/00                                      2,998,049         3,007,500
   2,000,000  Fannie Mae 6.625% 7/12/00                                             2,000,000         2,019,774
  10,000,000  Freddie Mac 5.0% 2/15/01                                              9,867,374         9,882,850
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,502,544         2,524,320
   3,000,000  Fannie Mae 6.56% 11/26/07                                             3,000,000         2,950,932
                                                                                 ------------      ------------
                      Total U.S. Government and Agency Securities                  20,367,967        20,385,376
                                                                                 ------------      ------------

              SHORT-TERM SECURITIES -- 34.4%
  47,909,783  Norwest U.S. Government Money Market Fund                            47,909,783        47,909,783
  25,000,000  Freddie Mac Discount Note 8/6/99                                     24,882,500        24,880,250
  50,000,000  U.S. Treasury Note 5.875% 8/31/99                                    50,097,880        50,093,750
  32,000,000  Freddie Mac Discount Note 9/9/99                                     31,703,823        31,698,848
  25,000,000  U.S. Treasury Bill 11/04/99                                          24,606,688        24,592,250
  23,000,000  U.S. Treasury Bill 11/12/99                                          22,626,736        22,596,764
  25,000,000  Freddie Mac Discount Note 11/22/99                                   24,517,000        24,513,000
  10,000,000  Freddie Mac Discount Note 12/9/99                                     9,778,178         9,781,310
  30,807,000  Fannie Mae Discount Note 12/10/99                                    30,093,048        30,126,165
                                                                                 ------------      ------------
                                                                                  266,215,636       266,192,120
                                                                                 ------------      ------------
                      Total Investments in Securities                            $648,732,607       776,659,028
                                                                                 ------------      ------------
                                                                                 ------------
              Covered Call Options Written at Market Value -- (0.0%)                                   (245,000)
              Securities Sold Short -- (0.3%)                                                        (2,232,500)
              Other Assets Less Liabilities -- 0.1%                                                     950,339
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $775,131,867
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $      19.41
                                                                                                   ------------
                                                                                                   ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                                   PROCEEDS             VALUE
  ----------                                                                              ----------------      ------------
              SECURITIES SOLD SHORT
      40,000  AT&T Corp.                                                                  $    (2,422,275)      $ (2,232,500)
                                                                                          ----------------      ------------
                                                                                          ----------------      ------------

    NO. OF                                                                                EXPIRATION DATE/
  CONTRACTS                                                                                 STRIKE PRICE
  ----------                                                                              ----------------
              COVERED CALL OPTIONS WRITTEN AT MARKET VALUE
         280  Comcast Corp. Special Class A (premiums received $100,202)                     July 1999/30       $   (245,000)
                                                                                                                ------------
                                                                                                                ------------

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $648,732,607)                         $776,659,028
    Deposits with brokers for covered call options written
     and securities sold short                                                       5,226,871
    Cash                                                                               405,541
    Accrued interest and dividends receivable                                        2,128,973
    Other                                                                               10,495
                                                                                  ------------
            Total assets                                                           784,430,908
                                                                                  ------------

Liabilities:
    Securities sold short, at value (proceeds received $2,422,275)                   2,232,500
    Due to adviser                                                                     758,170
    Payable for securities purchased                                                 6,054,571
    Covered call options written, at value (proceeds received $100,202)                245,000
    Other expenses                                                                       8,800
                                                                                  ------------
            Total liabilities                                                        9,299,041
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $775,131,867
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Additional paid-in capital (note 4)                                            622,571,779
    Accumulated undistributed net investment income                                  3,723,181
    Accumulated undistributed net realized gains                                    20,865,507
    Net unrealized appreciation of investments                                     127,971,400
                                                                                  ------------
            Total representing net assets applicable to shares outstanding        $775,131,867
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding
  capital stock (39,936,898 shares outstanding)                                   $      19.41
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

Investment income:
    Dividends                                                                                  $ 2,545,716
    Interest                                                                                     4,351,977
                                                                                               -----------
            Total investment income                                                              6,897,693
                                                                                               -----------

Expenses:
    Investment advisory fee                                                                      2,510,874
    Administrative fee                                                                             376,631
    Directors fees                                                                                   4,000
    Dividends on securities sold short                                                               8,800
    Other expenses                                                                                 153,967
                                                                                               -----------
            Total expenses                                                                       3,054,272
                                                                                               -----------
        Net investment income                                                                    3,843,421
                                                                                               -----------

Realized and unrealized gain on investments:
    Net realized gain on securities                                               $22,496,728
    Net realized gain on options written                                              104,302
    Net realized loss on securities sold short                                     (1,597,787)
                                                                                  -----------
            Net realized gain                                                                   21,003,243
    Net unrealized appreciation of investments                                                  57,310,108
                                                                                               -----------
            Net realized and unrealized gain on investments                                     78,313,351
                                                                                               -----------
            Net increase in net assets resulting from operations                               $82,156,772
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 1999      YEAR ENDED
                                                                                   (UNAUDITED)     DEC. 31, 1998
                                                                                -----------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                    $     3,843,421   $      651,484
        Net realized gain                                                             21,003,243       22,139,768
        Net unrealized appreciation                                                   57,310,108       25,105,776
                                                                                -----------------  --------------
            Net increase in net assets resulting from operations                      82,156,772       47,897,028
                                                                                -----------------  --------------

Distributions to shareholders from:
      Net investment income                                                             (815,990)      (1,206,568)
      Net realized gains                                                             (22,157,574)     (15,264,855)
                                                                                -----------------  --------------
        Total distributions                                                          (22,973,564)     (16,471,423)
                                                                                -----------------  --------------

Capital share transactions:
      Proceeds from sales                                                            462,057,658      145,291,184
      Payments for redemptions                                                       (57,290,104)     (31,930,637)
      Reinvestment of distributions                                                   18,849,624       13,808,275
                                                                                -----------------  --------------
        Total increase from capital share transactions                               423,617,178      127,168,822
                                                                                -----------------  --------------
        Total increase in net assets                                                 482,800,386      158,594,427
                                                                                -----------------  --------------

Net assets:
    Beginning of period                                                              292,331,481      133,737,054
                                                                                -----------------  --------------

    End of period                                                                $   775,131,867   $  292,331,481
                                                                                -----------------  --------------
                                                                                -----------------  --------------

                See accompanying notes to financial statements.

                   WEITZ PARTNERS INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                         SIX MONTHS ENDED
                                           JUNE 30, 1999                    YEAR ENDED DECEMBER 31,
                                            (UNAUDITED)        1998        1997       1996       1995       1994*
                                         -----------------  ----------  ----------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD:       $     17.68     $    15.45  $    11.52  $   10.38  $    8.28  $   10.00
                                               --------     ----------  ----------  ---------  ---------  ---------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:

  Net investment income                            0.10           0.06        0.13       0.06       0.08       0.06
  Net gains or losses on securities
   (realized and unrealized)                       2.92           4.00        4.33       1.93       3.11      (0.96)
                                               --------     ----------  ----------  ---------  ---------  ---------
  Total from investment operations                 3.02           4.06        4.46       1.99       3.19      (0.90)
                                               --------     ----------  ----------  ---------  ---------  ---------
                                               --------     ----------  ----------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.05)         (0.16)         --      (0.06)     (0.24)        --
  Distributions from realized gains               (1.24)         (1.67)      (0.53)     (0.79)     (0.85)     (0.82)
                                               --------     ----------  ----------  ---------  ---------  ---------
  Total distributions                             (1.29)         (1.83)      (0.53)     (0.85)     (1.09)     (0.82)
                                               --------     ----------  ----------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD              $     19.41     $    17.68  $    15.45  $   11.52  $   10.38  $    8.28
                                               --------     ----------  ----------  ---------  ---------  ---------
                                               --------     ----------  ----------  ---------  ---------  ---------

TOTAL RETURN                                      18.3%          29.1%       40.6%      19.2%      38.7%      -9.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)                775,132        292,331     133,737     94,846     73,781     51,287
Ratio of expenses to average net assets           1.21%**        1.25%       1.24%      1.23%      1.27%      1.29%
Ratio of net investment income to
 average net assets                               1.53%**        0.34%       1.11%      0.51%      0.82%      0.67%
Portfolio turnover rate                             10%            36%         30%        37%        51%        33%

*Fund commenced public offering of shares on January 1, 1994
**Annualized

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the issue sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended June 30, 1999.

    Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. The Adviser receives an administration fee equal to 0.15% per annum of the Fund's average daily net asset value.

    The Distributor received no compensation for distribution of the Fund's shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                       JUNE 30, 1999      DEC. 31,
                                                                        (UNAUDITED)         1998
                                                                     -----------------  ------------
Transactions in shares:
  Shares issued....................................................       25,413,794      8,950,496
  Shares redeemed..................................................       (3,137,818)    (2,006,948)
  Reinvested dividends.............................................        1,122,147        940,686
                                                                     -----------------  ------------
    Net increase...................................................       23,398,123      7,884,234
                                                                     -----------------  ------------
                                                                     -----------------  ------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $622,274,782 and $34,954,865, respectively. The cost of investments for Federal income tax purposes is $648,768,942. At June 30, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $147,928,493 and $20,038,405, respectively.

    Transactions relating to covered call options during the six months ended June 30, 1999, are summarized as follows:

                                                                               NUMBER OF
                                                                                OPTIONS      PREMIUM
                                                                              -----------  -----------
Options written, beginning of period........................................     880,000   $   542,361
Options written, during the period..........................................     440,000       215,843
Options exercised, during the period........................................    (440,000)     (306,983)
Options expired, during the period..........................................    (200,000)      (99,823)
Options closed, during the period...........................................    (400,000)     (251,196)
                                                                              -----------  -----------
Options outstanding, end of period..........................................     280,000   $   100,202
                                                                              -----------  -----------
                                                                              -----------  -----------